                                                                    EXHIBIT 99.1


               AMB PROPERTY CORPORATION ANNOUNCES FOURTH QUARTER
                           AND FULL-YEAR 2000 RESULTS

PR Newswire - January 22, 2001 16:54

HIGHLIGHTS


        - Adjusted earnings per share for the fourth quarter was $0.34, a 6.3% increase from the fourth quarter 1999


        - FFO per share for the fourth quarter was $0.60, an 11.1% increase over the fourth quarter 1999


        - Same store NOI growth in the fourth quarter was 11.2%, driven by 31.1% rental increases


        - Issued $225 million of fixed rate senior unsecured notes at an average rate of 7.5% under medium-term note program during the fourth quarter 2000


        -       Acquired $730 million of HTD(TM) industrial properties in 2000


        -       Completed $144 million of renovation and development projects in
                2000


        - Disposed of $176 million of non-core assets and exited three non-core markets in 2000

SAN FRANCISCO, JANUARY 22 /PR Newsire/ - AMB Property Corporation (NYSE: AMB) today reported adjusted earnings per share (EPS), before gain, extraordinary and one-time items of $1.33, reflecting an increase of 8.1% for the year. Adjusted EPS for the fourth quarter was $0.34, an increase of 6.3% over the fourth quarter 1999. Fully diluted EPS for the fourth quarter and year ended December 31, 2000 was $0.28 and $1.35, respectively, reflecting a decrease of 51.7% and 30.4% over the same periods in 1999.

Funds from Operations (FFO) rose to a record $2.32 per fully diluted share for the full-year 2000, a 10.5% increase over 1999. Fourth quarter FFO per fully diluted share increased 11.1% over the fourth quarter of 1999 to $0.60. Since going public in the fourth quarter of 1997, AMB has grown FFO per share by an average of 11.9% per year.

The strength of AMB's operating properties, located in major metropolitan markets, was illustrated by an 8.4% increase in internal growth for the year and 11.2% for the quarter, measured by same store cash basis net operating income. Same store growth for the year was driven by a 28.0% increase in same store base rents on leases commencing during the year and 58.9% tenant retention at the same-store properties. For the entire portfolio, rent increases on new leases signed during the year were 26.5% and occupancy was 96.3% at year-end, up from 95.9% at year-end 1999.

"The strong fourth quarter and full-year 2000 financial results, in the face of an economic slowdown and significant stock market declines, affirm our strategy to dispose of nearly $1 billion of retail assets and focus our investment strategy on industrial real estate located in supply-constrained markets nationwide," stated Hamid R. Moghadam, chairman and CEO of AMB.

During the year, AMB continued to sharpen its hub market HTD(TM) focus by exiting smaller, non-strategic markets and through the disposition of non-core assets. Dispositions totaled $176 million in 2000, including $68 million in the fourth quarter. W. Blake Baird, president of AMB, stated "Our long-term capital recycling and private equity funding efforts are on track and we have made significant progress this past year executing our investment strategy."

AMB acquired 57 industrial buildings totaling 4.8 million square feet for $322 million during the fourth quarter, including the acquisition of a 95% interest in 20 on-tarmac air cargo facilities at eight U.S. airports from investors in Aviation Facilities Company (AFCO). This acquisition makes AMB one of the largest owners of on-tarmac air cargo facilities in the U.S. and allows AMB to better serve existing customers and to expand relationships with new airport-related customers.

AMB acquired $730 million of HTD(TM) industrial assets in 2000, totaling 10.5 million square feet. "The AFCO acquisition and the presence we established surrounding New York's JFK airport exemplify our strategy," said Baird.

AMB completed and stabilized 12 industrial development and renovation projects for a total investment of $144 million, including five projects in the fourth quarter totaling $70 million. The company's industrial development pipeline currently stands at $306 million and consists of 5.5 million square feet, of which $163 million, or 53%, has been funded.

AMB Institutional Alliance Fund I, a multi-investor fund including 16 pension funds, foundations and endowments that have co-invested alongside AMB, has invested $315 million in operating assets and committed $63 million to renovation and development projects. "AMB has been able to grow our core business through access to private capital sources," said John T. Roberts, president of AMB Investment Management. "Our private capital strategy continues an 18-year tradition of meeting institutional investors real estate needs, and today, allows us to maximize value for our public stockholders."

Financing activity during the quarter strengthened the balance sheet and provided additional flexibility to the debt maturity schedule. During the fourth quarter AMB issued $75 million of 10-year notes at a fixed rate of 8.0% and $150 million of five-year notes at a fixed rate of 7.2%. In 2000, AMB issued a total of $280 million of notes under the medium-term note (MTN) program at an average rate of 7.6%. "Despite the capital market pressure that the REIT industry faces, AMB has successfully managed its balance sheet through its capital recycling program, the repayment of mortgage debt and by opportunistically tapping the public debt market through our MTN program," said Michael A. Coke, chief financial officer.

AMB will host its fourth quarter 2000 conference call tomorrow, January 23, 2000 at 11:00 AM PDT/ 2:00 PM EDT. You will have the opportunity to listen to the conference call over the Internet through AMB's website at www.amb.com. To listen to the call live, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software. For those who are not able to listen to the live broadcast, a replay will be available from our website shortly after the call.

AMB Property Corporation is one of the leading owners and operators of industrial real estate nationwide. As of December 31, 2000, AMB owned, managed and had renovation and development projects totaling 92 million square feet and 1005 buildings in 27 metropolitan markets. AMB targets High Throughput Distribution(TM) properties - industrial properties located in major distribution markets near airports, seaports and ground transportation systems. These HTD(TM) facilities are built for speed and benefit from barriers to entry due to their supply-constrained locations and proximity to large customer bases. AMB -- A tradition of nontraditional thinking(TM).


This press release contains forward-looking statements about business strategy and future plans, which are made pursuant to the safe-harbor provisions of
Section 21E of the Securities Exchange Act of 1934. Forward-looking statements involve numerous risks and uncertainties and should not be relied upon as predictions of future events. The events or circumstances reflected in our forward-looking statements might not occur. In particular, a number of factors could cause AMB's actual results to differ materially from those anticipated, including, among other things, defaults on or non-renewal of leases by tenants, increased interest rates and operating costs, AMB's failure to obtain necessary outside financing, difficulties in identifying properties to acquire and in effecting acquisitions, AMB's failure to successfully integrate acquired properties and operations, AMB's failure to timely reinvest proceeds from any such dispositions, risks and uncertainties affecting property development and construction (including construction delays, cost overruns, AMB's inability to obtain necessary permits and public opposition to these activities), AMB's failure to qualify and maintain our status as a real estate investment trust under the Internal Revenue Code, environmental uncertainties, risks related to natural disasters, financial market fluctuations, changes in real estate and zoning laws and increases in real property tax rates. AMB's success also depends upon economic trends generally, including interest rates, income tax laws, governmental regulation, legislation and population changes. For further information on these and other factors that could impact AMB and the statements contained herein, reference should be made to AMB's filings with the Securities and Exchange Commission, including AMB's quarterly report on Form 10-Q for the quarter ended September 30, 2000.

                           CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)


                                                DECEMBER 31,     SEPTEMBER 30,       JUNE 30,         MARCH 31,         DECEMBER 31,
                                                   2000               2000             2000              2000               1999
                                                -----------       -----------       -----------       -----------       -----------
ASSETS
Investments in real estate:
  Total investments in properties               $ 4,026,597       $ 3,787,451       $ 3,564,744       $ 3,288,333       $ 3,249,452
  Accumulated depreciation                         (177,467)         (160,880)         (142,037)         (120,193)         (103,558)
                                                -----------       -----------       -----------       -----------       -----------
    Net investments in properties                 3,849,130         3,626,571         3,422,707         3,168,140         3,145,894
  Investment in unconsolidated joint
    ventures                                         80,432            77,981            77,959            67,414            66,357
  Properties held for divestiture, net              197,146           149,842           235,359           232,109           181,201
                                                -----------       -----------       -----------       -----------       -----------
    Net investments in real estate                4,126,708         3,854,394         3,736,025         3,467,663         3,393,452
Cash and cash equivalents                            42,722            37,840            21,674            89,094           137,019
Mortgage receivables                                115,969            77,920                --                --                --
Accounts receivable, net                             69,874            67,667            55,157            54,064            35,516
Investments in affiliated companies                  35,731            27,388             3,436            10,349               150
Investments in other companies, net                  15,965            22,371            25,321            25,575            43,512
Other assets                                         18,657            15,462            11,408             9,882            11,901
                                                -----------       -----------       -----------       -----------       -----------
      Total assets                              $ 4,425,626       $ 4,103,042       $ 3,853,021       $ 3,656,627       $ 3,621,550
                                                ===========       ===========       ===========       ===========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Unsecured credit facility                     $   216,000       $   233,000       $   176,000       $    43,000       $    83,000
  Unsecured senior debt securities                  680,000           455,000           400,000           400,000           400,000
  Alliance Fund I credit facility                        --                --            51,000            53,000            80,000
  Secured debt                                      940,276           825,477           751,091           766,211           707,037
  Other liabilities                                 147,042           144,104           136,168           128,720            89,371
                                                -----------       -----------       -----------       -----------       -----------
      Total liabilities                           1,983,318         1,657,581         1,514,259         1,390,931         1,359,408

  Minority interests:
    Preferred units                                 318,053           318,176           276,233           276,222           256,641
    Minority interests                              356,325           354,274           283,729           207,138           176,242
                                                -----------       -----------       -----------       -----------       -----------
      Total minority interests                      674,378           672,450           559,962           483,360           432,883

  Stockholders' equity:
    Common stock                                  1,671,830         1,676,911         1,682,700         1,686,236         1,733,159
    Preferred stock                                  96,100            96,100            96,100            96,100            96,100
                                                -----------       -----------       -----------       -----------       -----------
      Total stockholders' equity                  1,767,930         1,773,011         1,778,800         1,782,336         1,829,259

       Total liabilities and stockholders'
        equity                                  $ 4,425,626       $ 4,103,042       $ 3,853,021       $ 3,656,627       $ 3,621,550
                                                ===========       ===========       ===========       ===========       ===========

                CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
                    (dollars in thousands, except share data)


                                                                  FOR THE QUARTERS ENDED               FOR THE YEARS ENDED
                                                                      DECEMBER 31,                         DECEMBER 31,
                                                           -------------------------------      -----------------------------------
                                                               2000                1999                  2000                 1999
                                                               ----                ----                  ----                 ----
     Income from operations                               $    37,344         $    40,775        $    159,699         $    158,851

     Real estate related depreciation and amortization:
       Total depreciation and amortization                     31,123              18,210              96,258               67,505

       FF&E depreciation and ground lease amortization (1)       (257)               (353)             (1,114)              (1,002)
     FFO attributable to minority interests: (2)
       Separate account co-investors                           (1,258)             (1,147)             (4,935)              (5,148)
       AMB Institutional Alliance Fund I                       (3,854)               (677)             (7,752)                (804)
       Other joint venture partners                              (374)               (539)             (2,368)              (2,230)

     Adjustments to derive FFO in unconsolidated JV: (3)
       Company's share of net income                           (1,206)             (1,122)             (5,212)              (4,701)
       Company's share of FFO                                   1,700               1,616               7,188                6,677
       Preferred stock dividends                               (2,125)             (2,125)             (8,500)              (8,500)
       Preferred unit distributions                            (6,835)             (5,601)            (24,613)             (19,501)
                                                         ------------        ------------       -------------        -------------
     Funds from operations                               $     54,258        $     49,037       $     208,651        $     191,147
                                                         ============        ============       =============        =============
     FFO per common share and unit:
       Basic                                             $       0.61        $       0.54       $        2.33        $        2.11
                                                         ============        ============       =============        =============
       Diluted                                           $       0.60        $       0.54       $        2.32        $        2.10
                                                         ============        ============       =============        =============
     Weighted average common shares and units:
       Basic                                               89,619,042          90,779,163          89,566,375           90,792,310
                                                         ============        ============       =============        =============
       Diluted (4)                                         90,332,931          90,779,163          90,024,511           90,867,934
                                                         ============        ============       =============        =============

(1) Ground lease amortization represents the straight-line amortization of the Company's investments in ground leased properties, for which the Company does not have a purchase option.


(2) Represents FFO allocated to minority interests in consolidated joint ventures whose interests are not exchangeable into common stock. The minority interest's share of NOI for the quarters ended December 31, 2000 and 1999, was $8,042 and $4,326, respectively, and for the years ended December 31, 2000 and 1999, was $24,979 and $12,535, respectively.


(3) AMB's share of NOI for the quarters ended December 31, 2000 and 1999, was $1,998 and $1,935, respectively, and for the years ended December 31, 2000 and 1999, was $8,338 and $7,983, respectively.


(4)  Includes the dilutive effect of stock options.

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (dollars in thousands, except share data)


                                                        FOR THE QUARTERS ENDED             FOR THE YEARS ENDED
                                                              DECEMBER 31                       DECEMBER 31
                                                          2000          1999                2000          1999
                                                          ----          ----                ----          ----
    REVENUES

    Rental Revenues (1)                                $  126,808    $  108,763          $  464,164    $  439,658
    Equity in earnings of unconsolidated joint
    ventures                                                1,206         1,121               5,212         4,701
    Investment management and other income                  4,520         1,566               8,331         3,824
                                                       ----------    ----------          ----------    ----------
        Total revenues                                    132,534       111,450             477,707       448,183

    OPERATING EXPENSES
    Property operating                                     30,275        25,382             107,730       107,923

    Interest, including amortization (2)                   27,364        20,976              90,270        88,681
    Depreciation and amortization                          31,123        18,210              96,258        67,505
    General, administrative, and other                      6,428         6,107              23,750        25,223
                                                       ----------    ----------          ----------    ----------
        Total expenses                                     95,190        70,675             318,008       289,332
                                                       ----------    ----------          ----------    ----------

    Income from operations                                 37,344        40,775             159,699       158,851

    Minority interests:
      Preferred units                                      (6,835)       (5,601)            (24,613)      (19,501)
      Minority units                                       (5,449)       (4,043)            (20,348)      (14,510)
                                                       ----------    ----------          ----------    ----------
        Total minority interests                          (12,284)       (9,644)            (44,961)      (34,011)
                                                       ----------    ----------          ----------    ----------
        Net income before gain from disposition of
        real estate                                        25,060        31,131             114,738       124,840
      Gain from disposition of real estate                    824        22,409               7,044        55,466
        Net income before extraordinary items              25,884        53,540             121,782       180,306
      Extraordinary items                                       -        (1,347)                  -        (4,203)
        Net income                                         25,884        52,193             121,782       176,103
      Preferred stock dividends                            (2,125)       (2,125)             (8,500)       (8,500)
                                                      -----------   -----------         -----------   -----------
        Net income available to common stockholders   $    23,759   $    50,068         $   113,282   $   167,603
                                                      ===========   ===========         ===========   ===========
        Net income per common share:
          Basic                                       $      0.28   $      0.58         $      1.35   $      1.94
                                                      ===========   ===========         ===========   ===========
          Diluted                                     $      0.28   $      0.58         $      1.35   $      1.94
                                                      ===========   ===========         ===========   ===========


        Weighted average common shares:
          Basic                                        83,814,658    86,262,815          83,697,170    86,271,862
                                                      ===========   ===========         ===========   ===========
          Diluted (3)                                  84,528,547    86,262,815          84,155,306    86,347,487
                                                      ===========   ===========         ===========   ===========

(1) Includes straight-line rents of $4,018 and $3,324 for the quarters and $10,203 and $10,848 for years ended December 31, 2000 and 1999, respectively.

(2) Net of capitalized interest of $3,938 and $2,574 for the quarters and $15,461 and $10,872 for the years ended December 31, 2000 and 1999, respectively.

(3) Includes the dilutive effect of stock options